UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09679

Adelante Funds
(Exact name of registrant as specified in charter)

555 12th Street, Suite 2100
Oakland, CA 94607
(Address of principal executive offices)

Adelante Capital Management LLC
555 12th Street, Suite 2100
Oakland, CA 94607
(Name and address of agent for service)

Registrant's telephone number, including area code: (510) 986-2100

Date of fiscal year end: January 31

Date of reporting period: January 31, 2008

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Adelante Funds:
Adelante U.S. Real Estate Securities Fund

Annual Report

January 31, 2008

Shares of Adelante Funds are distributed by an independent third party, UMB Distribution Services, LLC.

January 31, 2008

Dear Shareholder:

We are presenting you with Adelante Funds’ annual report for the fiscal year ended January 31, 2008. This marks our eighth anniversary in the mutual fund arena and we would like to take this opportunity to thank you for your investment in and continued support of Adelante Funds.

In 2007, following several years of strong performance, increasing concerns about a slowing economy, more stringent lending standards and higher debt costs caused returns for real estate investment trusts ("REITs") to weaken significantly as investors anticipated the resulting negative impact of lower commercial real estate prices.  After reaching a peak in February 2007 with the closing of the Equity Office Properties Trust privatization by The Blackstone Group, REIT prices began a year-long decline that ultimately resulted in the Dow Jones Wilshire REIT Index underperforming the broader equity market, as measured by the S&P 500® Index, for the first time in seven years.  While overall real estate fundamentals have moderated from prior years, they nevertheless remain reasonably healthy across most property sectors.  The issue weighing most on the real estate markets over the latter half of 2007 and continuing into 2008 is the ultimate impact of higher capital costs and risk premiums on underlying real estate valuations.  The difficult credit market environment has caused real estate transaction activity to slow dramatically over the latter half of the year and thereby create greater uncertainty as to ultimately where real estate values will adjust to once the credit markets stabilize.

Although the Adelante U.S. Real Estate Securities Fund (the "Fund") experienced its first year of negative performance in eight years, the aggregate returns of the Fund have been favorable for long term investors.  For the fiscal year ended January 31, 2008, the average annual returns since inception (February 16, 2000) for Class Y shares, the Dow Jones Wilshire REIT Index and the S&P 500® Index were 17.00%, 17.21% and 1.46%, respectively. Over a trailing three year period, the average annual returns for Class Y shares, the Dow Jones Wilshire REIT Index and the S&P 500® Index were 11.83%, 11.68% and 7.28%, respectively.  For a more detailed discussion of the Fund’s performance, please see the Management’s Discussion of Fund Performance section of this report.  Average annual returns for Class Y shares of the Fund, as of December 31, 2007, were -16.75%, 17.66% and 17.35% for the 1-year, 5-year and since inception periods, respectively.  The Fund’s gross expense ratio for Class Y shares is 2.07% and for Class K shares is 2.72% as reported in the Fund’s prospectus dated May 31, 2007. Performance quoted represents past performance and past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance for Class K and Class Y shares will differ due to differences in class expenses.  Current performance may be higher or lower than the performance quoted.  To obtain performance information current to the most recent month-end, please call 1-877-563-5327.

We expect that the real estate securities markets will likely continue to remain volatile at least through the first half of 2008 as investors look for more clarity on the economy and the return of stability in the debt markets.  While we believe that the volatility may present us with many potential opportunities in the real estate securities markets, it is worthwhile to note the potential risks involved with investing in these securities, and consequently in the Fund.  The principal risks of investing in the Fund are risks generally associated with investing in stocks and risks specific to investing in the real estate industry.  Real estate investing involves special risks, including interest rate fluctuation, credit risk, liquidity risk and the impact of varied economic conditions on real estate values and occupancy rates.  Some real estate securities, including REITs, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects, including greater market fluctuations.

As we diligently monitor our universe of companies, their markets and portfolio activities, our experienced management team will continue to employ the same disciplined and research-driven approach to our investment management process.  It has been our pleasure to serve you and we appreciate your loyalty to Adelante Funds.  As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-563-5327.

Sincerely,

Michael A. Torres

Chairman and President

UMB Distribution Services, LLC, Distributor
Not authorized for use unless preceded or accompanied by a current Adelante Funds Prospectus.

A message from your portfolio manager:

We are providing you herein with the annual report for the fiscal year ended January 31, 2008.  The year unfortunately marked a significant change from prior years of strong REIT performance as the commercial real estate markets felt the impact of an uncertain economic and capital markets environment. During this period, Class Y shares of Adelante U. S. Real Estate Securities Fund (the "Fund") declined 24.52% while Class K shares declined 24.69% versus a decline of 24.65% for the Dow Jones Wilshire REIT Index.i   For the first time in seven years these results underperformed relative to the S&P 500® Indexii which declined 2.31% over the same period.  For the year ended December 31, 2007, Class Y shares declined 16.75% versus a decline of 17.54% for the Dow Jones Wilshire REIT Index.  Since inception (February 16, 2000) the cumulative total returns for Class Y shares, the Dow Jones Wilshire REIT Index and the S&P 500® Index for the period ended January 31, 2008, were 248.83%, 253.94% and 12.23%, respectively, and for the period ended December 31, 2007 were 252.39%, 255.64% and 19.40%, respectively.

For the reporting period, REITs, as evidenced by the Dow Jones Wilshire REIT Index, underperformed relative to broader equity benchmarks as shown above. Unlike prior years when very few REITs produced negative total returns, only 17 out of the original 87 constituents of the Dow Jones Wilshire REIT Index produced positive returns in 2007.  Ten of the 17 companies producing positive returns were companies whose shareholders benefitted from being acquired by private market buyers, mostly earlier in the year before the market started to take a more negative direction.  While 2007 was no doubt a painful year for REIT investors, we believe that we are entering 2008 with commercial real estate fundamentals healthy by most metrics and that the investor angst weighing down the sector with respect to real estate values will ultimately gain more clarity as the year progresses. Many of the companies in the Fund have diversified portfolios and well positioned balance sheets that should enable them to deal with the more challenging environment.

The Fund’s return for the fiscal year was primarily driven by security selection and sector weighting. The Fund’s industrial, local retail and preferred stock holdings all contributed to the Fund’s relative performance. The three best performing holdings were Saul Centers, Inc., Acadia Realty Trust and ProLogis Trust.  Saul Centers, which owns and manages community/neighborhood shopping centers that are predominantly located in the Washington, D.C./Baltimore area, was up 12.78% for the year.  Acadia Realty Trust is an owner of community/neighborhood shopping centers primarily in the Northeast, Mid-Atlantic and Midwest and was up 1.42%.  ProLogis Trust is the world’s largest owner, manager and developer of distribution facilities and returned -6.02% for the year.

With respect to sector performance, the industrial and local retail sectors each performed significantly better on a relative basis to the Dow Jones Wilshire REIT Index with total returns of -8.52% and -16.93%, respectively for the year. Although it had a smaller weighting in the overall portfolio, REIT preferred stocks also contributed on a relative basis with a total return of -9.31% for the year.  The Fund’s weakest performing sector was the apartment sector which turned in a total return of -30.21% for the year. The performance of the local retail sector was driven by the performance of Saul Centers and Acadia Realty, while the performance of the industrial sector was driven by ProLogis, which has benefited from the strong growth of its platform as a global provider of warehouse and logistics space. The weak performance of the Fund’s apartment holdings was driven by a deceleration of the strong occupancy and rent growth experienced in the prior year, as well as a concern that the strains that began in the for-sale residential market would expand into the multifamily housing market.  The weak performance of the real estate markets in general in 2007 was a function of two primary concerns that began to escalate over the course of the year.  First, what started out early in the year as a concern over the credit quality of many of the subprime and residential mortgages that were packaged in to a variety of structured investment products gradually escalated into a full blown "credit crunch" in all debt products where investors became more skittish and risk premiums changed rapidly affecting valuations across all asset classes, not just real estate. Secondly, an increasingly uncertain macroeconomic environment raised investor concerns about the future impact of a weaker economy on overall real estate demand and ultimately real estate values.

The Fund continued to avoid the non-core sectors of the commercial real estate market due to their high potential for volatility.  Non-core real estate sectors include factory outlet, hotel, manufactured housing and storage, as well as the health care sector which was added to the Dow Jones Wilshire REIT Index in September 2007.  Within the Dow Jones Wilshire REIT Index, these sectors comprise approximately 22.32% of the market, of which the health care sector made up 9.06%. The Fund benefited from not being invested in both the hotel and storage sectors which returned -29.79% and -27.60%, respectively for the year.   While the Fund did not benefit from the 1.24% return turned in by the health care sector subsequent to it being added to the Index, we believe that over time the approach of avoiding the non-core sectors will help the Fund to control risk while still seeking to provide competitive returns.

Over the course of the year, the Fund’s perpetual preferred positions were decreased. At period end, 1.60% of the Fund was invested in one holding with a yield of 6.63%.  This is down from 3.80% of the Fund in two holdings as of the prior fiscal year-end.  While REIT preferred securities were also affected by volatility in the capital markets, the Fund did benefit from the enhanced yield and relatively lower volatility of its preferred holdings.  As a whole, the preferred positions returned -9.30% for the fiscal year.

Looking forward into 2008, we expect volatility in the REIT market to continue for the first part of 2008 as short term investors continue to trade actively in the sector and sentiment in the broad financial sector remains negative.  We believe that while real estate fundamentals will continue to moderate in a slowing economic environment, REITs with the best positioned portfolios and balance sheets should continue to deliver favorable operating performance.  Finally, we believe that for investors with a long term investment horizon, REITs offer an opportunity to invest in high quality real estate in diversified portfolios across a variety of property sectors.  While uncertainty remains as to where real estate prices may ultimately adjust to in a more stable environment, the discount to net asset value in the REIT market may ultimately reflect where private market real estate prices are headed. We also like to remind investors to consider the risks inherent in investing in REITs such as risks associated with the real estate industry, liquidity, interest rates and small market capitalization.

As always, we vigilantly analyze and monitor each REIT’s premium/discount to its underlying net asset value and strive to manage the Fund to produce an attractive risk adjusted return for its investors. By doing so, we hope to provide investors the opportunity to add the diversification benefits that real estate brings to a multi-asset class portfolio.

Michael A. Torres

Chief Executive Officer, Adelante Capital Management LLC

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its adviser or distributor.

i	The Dow Jones Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITs) representing a variety of property types.

ii
The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

Adelante U.S. Real Estate Securities Fund is distributed by UMB Distribution Services, LLC.

Adelante U.S. Real Estate Securities Fund

Expense Example  (Unaudited)
For the six months Ended January 31, 2008

As a shareholder of the Adelante U.S. Real Estate Securities Fund (the "Fund"), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Class K			Class Y
	Beginning account value 8/1/07	Ending account value 1/31/08	Expenses paid during period 8/1/07 – 1/31/08[1]	Beginning account value 8/1/07	Ending account value 1/31/08	Expenses paid during period 8/1/07 – 1/31/08[1]
Actual	$1,000.00	$938.00	$6.10	$1,000.00	$939.20	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.36	$1,000.00	$1,020.11	$4.94

1
Expenses are equal to the Funds’ annualized expense ratios (1.25% for Class K and 0.97% for Class Y), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Adelante U.S. Real Estate Securities Fund

Growth of a $10,000 Investment (Unaudited)

Adelante U.S. Real Estate Securities Fund
Average Annual Total Returns
Periods Ended January 31, 2008 (Unaudited)

	One Year	Five Year	Since Inception (2/16/00)
Adelante U.S. Real Estate Securities Fund - Class K	(24.69)%	17.69%	16.62%
Adelante U.S. Real Estate Securities Fund - Class Y	(24.52)%	18.06%	17.00%
S&P 500® Index	(2.31)%	12.03%	1.46%
Dow Jones Wilshire REIT Index	(24.65)%	18.85%	17.21%

The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 2/15/00 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions.  Past performance, particularly for periods of less than one year, is not predictive of future results.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500®  Index  is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Adelante U.S. Real Estate Securities Fund

Schedule of Investments
January 31, 2008

Number of Shares			Value
	Common Stocks	96.1%

	Apartments	18.7%
13,200	AvalonBay Communities, Inc.		$1,240,139
16,210	BRE Properties, Inc.		706,594
5,580	Camden Property Trust		275,373
22,570	Equity Residential		844,344
7,360	Essex Property Trust, Inc.		762,570
6,200	Post Properties, Inc.		262,074
			4,091,094

	Diversified/Specialty	10.3%
1,750	Alexander's, Inc.*		612,675
1,100	Forest City Enterprises, Inc., Class A		43,835
17,585	Vornado Realty Trust		1,589,684
			2,246,194

	Industrial	9.2%
15,270	AMB Property Corporation		772,662
20,980	ProLogis		1,245,163
			2,017,825

	Industrial Mixed	0.4%
2,790	Liberty Property Trust		89,587

	Office	24.1%
5,910	Alexandria Real Estate Equities, Inc.		580,539
4,800	BioMed Realty Trust, Inc.		110,784
11,700	Boston Properties, Inc.		1,075,464
6,341	Brandywine Realty Trust		119,528
22,375	Brookfield Properties Corporation		454,436
6,650	Corporate Office Properties Trust		213,000
27,500	Douglas Emmett, Inc.		628,375
3,700	Highwoods Properties, Inc.		110,741
9,290	Kilroy Realty Corporation		455,489
3,290	Mack-Cali Realty Corporation		116,861
2,800	Maguire Properties, Inc.		77,224
18,700	Mission West Properties, Inc.		177,650
12,040	SL Green Realty Corporation		1,117,432
			5,237,523

Schedule of Investments (continued)
January 31, 2008

	Retail - Local	10.5%
17,000	Acadia Realty Trust		$425,850
2,000	Developers Diversified Realty Corporation		82,300
12,140	Federal Realty Investment Trust		895,932
2,140	Kimco Realty Corporation		76,633
9,730	Regency Centers Corporation		597,714
4,100	Saul Centers, Inc.		210,043
			2,288,472

	Retail - Regional	22.9%
36,610	General Growth Properties, Inc.		1,336,997
14,890	The Macerich Company		1,018,029
21,190	Simon Property Group, Inc.		1,893,963
15,100	Taubman Centers, Inc.		757,265
			5,006,254

Total common stocks (cost $17,576,861)			20,976,949

Preferred Stocks		1.6%

	Diversified/Specialty
15,800	Vornado Realty Trust, Series I		353,288

Total preferred stocks (cost $368,930)			353,288

Schedule of Investments (continued)
January 31, 2008

369,819	Short-Term Investment	1.7%
	Federated Government Obligations Fund I		$369,819

	Total short-term investment (cost $369,819)		369,819

	Total investments (cost $18,315,610)	99.4%	21,700,056

	Other assets less liabilities	0.6%	123,523

	NET ASSETS	100.0%	21,823,579

* Non-income producing.
   See notes to financial statements.

Adelante U.S. Real Estate Securities Fund

Statement of Assets and Liabilities
January 31, 2008

ASSETS:
Investments, at value (cost $18,315,610)	$21,700,056
Interest and dividends receivable	16,281
Receivable for capital stock sold	21,456
Receivable for investments sold	114,111
Due from advisor	12,327
Prepaid expenses	17,422

Total assets	21,881,653

LIABILITIES:
Payable for capital stock purchased	2,055
Payable to bank	748
Other accrued expenses	55,271

Total liabilities	58,074

NET ASSETS	$21,823,579

NET ASSETS CONSIST OF:
Paid-in-capital	$17,704,294
Undistributed net investment income	192,964
Accumulated undistributed net realized gain on investments	541,875
Net unrealized appreciation on investments	3,384,446

NET ASSETS	$21,823,579

SHARES OUTSTANDING, $0.0001 par value,
(Unlimited shares authorized)
Class K	445,397
Class Y	1,571,389

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Class K
(based on net assets $4,876,578 and shares outstanding 445,397)	$10.95
Class Y
(based on net assets $16,947,001 and shares outstanding 1,571,389)	$10.78

See notes to financial statements.

Adelante U.S. Real Estate Securities Fund

Statement of Operations
Year Ended January 31, 2008

INVESTMENT INCOME:
Dividends	$1,067,196
Interest	25,050

Total investment income	1,092,246

EXPENSES:
Investment advisory fees (see note 5)	269,549
Professional fees	137,820
Administration and accounting fees	79,321
Shareholder servicing fees	71,243
Trustees' fees and expenses	50,516
Reports to shareholders	32,207
Distribution fees (see note 5)	22,798
Custody fees	13,449
Insurance expense	29,441
Federal and state registration fees	39,755
Other expenses	2,735

Total expenses before waiver and reimbursement of expenses	748,834

Less: Waiver and reimbursement of expenses	(396,470)

Net expenses	352,364

NET INVESTMENT INCOME	739,882

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	3,259,083
Change in unrealized appreciation on investments	(13,571,623)
Net loss on investments	(10,312,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,572,658)

See notes to financial statements.

Adelante U.S. Real Estate Securities Fund

Statement of Changes in Net Assets
	Year Ended January 31, 2008	Year Ended January 31, 2007
OPERATIONS:
Net investment income	$739,882	$859,535
Net realized gain on investments	3,259,083	10,383,901
Change in unrealized appreciation/depreciation on investments	(13,571,623)	1,051,626
Net increase (decrease) in net assets resulting from operations	(9,572,658)	12,295,062

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Class K shares	3,519,391	4,230,441
Class Y shares	8,586,814	6,666,950
Shares issued to shareholders in reinvestment of distributions
Class K shares	1,472,519	2,781,402
Class Y shares	4,311,458	6,121,641
Payments for shares redeemed
Class K shares	(8,511,720)	(11,576,430)
Class Y shares	(11,506,178)	(8,314,034)
Net increase (decrease) from capital share transactions	(2,127,716)	(90,030)

DISTRIBUTIONS PAID FROM:
Net investment income
Class K shares	(31,029)	(50,907)
Class Y shares	(161,165)	(181,512)
Net realized gains
Class K shares	(1,466,079)	(2,760,744)
Class Y shares	(4,899,180)	(6,349,051)
Total distributions	(6,557,453)	(9,342,214)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,257,827)	2,862,818

NET ASSETS:
Beginning of year	40,081,406	37,218,588

End of year	$21,823,579	$40,081,406

Undistributed Net Investment Income	$192,964	$—

See notes to financial statements.

Adelante U.S. Real Estate Securities Fund

Financial Highlights	Class K	Class K	Class K	Class K	Class K
	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2006	Year Ended January 31, 2005	Year Ended January 31, 2004
For a Fund Share Outstanding Throughout the Year:
Net Asset Value, Beginning of Year	$20.08	$19.07	$17.92	$17.23	$12.76

Income from Investment Operations:
Net investment income	0.39	0.46 (1)	0.57	0.65	0.61
Net realized and unrealized gain/(loss) on investments	(5.35)	6.29 (1)	5.05	2.09	4.55
Total from investment operations	(4.96)	6.75	5.62	2.74	5.16

Distributions to Shareholders:
Dividends from net investment income	(0.05)	(0.11)	(0.26)	(0.52)	(0.58)
Distributions from capital gains	(4.12)	(5.63)	(4.21)	(1.53)	(0.11)
Total distributions	(4.17)	(5.74)	(4.47)	(2.05)	(0.69)

Net Asset Value, End of Year	$10.95	$20.08	$19.07	$17.92	$17.23

Total Return	(24.69)%	38.43%	33.14%	15.19%	41.21%

Supplemental Data and Ratios:
Net assets, end of year	$4,876,578	$12,525,326	$15,947,297	$18,350,017	$28,984,996

Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of expenses before waivers to average net assets	2.81%	2.72%	2.55%	2.10%	2.23%

Ratio of net investment income to average net assets	1.99%	2.16%	3.05%	3.38%	4.01%

Ratio of net investment income before waivers to average net assets	0.43%	0.69%	1.75%	2.54%	3.04%

Portfolio turnover rate	39%	45%	31%	32%	15%

(1) Calculated based on average shares outstanding during the year.
    See notes to financial statements.

12-13

Adelante U.S. Real Estate Securities Fund

Financial Highlights	Class Y	Class Y	Class Y	Class Y	Class Y
	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2006	Year Ended January 31, 2005	Year Ended January 31, 2004
For a Fund Share Outstanding Throughout the Year:
Net Asset Value, Beginning of Year	$19.87	$18.92	$17.81	$17.12	$12.64

Income from Investment Operations:
Net investment income	0.36	0.51 (1)	0.65	0.67	0.64
Net realized and unrealized gain/(loss) on investments	(5.22)	6.23 (1)	4.99	2.12	4.55
Total from investment operations	(4.86)	6.74	5.64	2.79	5.19

Distributions to Shareholders:
Dividends from net investment income	(0.11)	(0.16)	(0.32)	(0.57)	(0.60)
Distributions from capital gains	(4.12)	(5.63)	(4.21)	(1.53)	(0.11)
Total distributions	(4.23)	(5.79)	(4.53)	(2.10)	(0.71)

Net Asset Value, End of Year	$10.78	$19.87	$18.92	$17.81	$17.12

Total Return	(24.52)%	38.76%	33.51%	15.62%	41.88%

Supplemental Data and Ratios:
Net assets, end of year	$16,947,001	$27,556,080	$21,271,290	$15,580,015	$17,093,188

Ratio of expenses to average net assets	0.97%	0.97%	0.97%	0.97%	0.97%

Ratio of expenses before waivers to average net assets	2.01%	2.07%	2.05%	1.88%	2.06%

Ratio of net investment income to average net assets	2.27%	2.50%	3.32%	3.68%	4.27%

Ratio of net investment income before waivers to average net assets	1.23%	1.40%	2.24%	2.78%	3.19%

Portfolio turnover rate	39%	45%	31%	32%	15%

(1) Calculated based on average shares outstanding during the year.
    See notes to financial statements.

14-15

Adelante U.S. Real Estate Securities Fund

Notes to Financial Statements
January 31, 2008
1. Organization

Adelante Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.  The Trust currently consists of one investment portfolio: Adelante U.S. Real Estate Securities Fund (the "Fund").  The Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y.  The Fund’s share classes differ in terms of sales charges, fees and eligibility requirements.  As of January 31, 2008, the Fund’s Class K and Class Y shares are outstanding.  Adelante Capital Management LLC (the "Adviser") is the Fund’s investment adviser.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

Investment Valuation – In connection with the determination of the Fund’s net asset value, securities that are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices.  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax or excise tax provision has been made.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of January 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At January 31, 2008, the fiscal years 2005 through 2008 remain open to examination in the Fund’s major tax jurisdictions.

Adelante U.S. Real Estate Securities Fund

Notes to Financial Statements (continued)
January 31, 2008

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments are accounted for as a decrease in the cost of the investment and thus impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders – Dividends from net investment income are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Expenses – Each class of shares is charged for those expenses directly attributable to the class.  Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative shares outstanding.

Indemnifications – Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

New Accounting Pronouncement – In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements."  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed, based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

Adelante U.S. Real Estate Securities Fund

Notes to Financial Statements (continued)
January 31, 2008

3. Capital Transactions

Transactions of the Fund were as follows:

	Year Ended January 31, 2008		Year Ended January 31, 2007
Class K Shares:	Shares	Dollars	Shares	Dollars
Shares sold	187,716	$3,519,391	205,944	$4,230,441
Shares issued to holders in reinvestment of dividends and capital gains	133,584	1,472,519	151,776	2,781,402
Shares redeemed	(499,744)	(8,511,720)	(570,249)	(11,576,430)
Net decrease	(178,444)	$(3,519,810)	(212,529)	$(4,564,587)

	Year Ended January 31, 2008		Year Ended January 31, 2007
Class Y Shares:	Shares	Dollars	Shares	Dollars
Shares sold	507,016	$8,586,814	323,305	$6,666,950
Shares issued to holders in reinvestment of dividends and capital gains	394,846	4,311,458	337,158	6,121,641
Shares redeemed	(717,368)	(11,506,178)	(397,992)	(8,314,034)
Net increase	184,494	$1,392,094	262,471	$4,474,557
Total net increase (decrease) from capital share transactions
	6,050	$(2,127,716)	49,942	$(90,030)

4. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the year ended January 31, 2008 were $12,787,167 and $20,524,380, respectively. There were no purchases or sales of U.S. Government securities for the year ended January 31, 2008.

Adelante U.S. Real Estate Securities Fund

Notes to Financial Statements (continued)
January 31, 2008

5. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.80% for the services provided by the Adviser.  The Adviser has contractually agreed to limit certain operating expenses of Class K and Class Y shares of the Fund on an annual basis to 1.25% and 0.97%, respectively, through May 1, 2008, subject to later reimbursement by the Fund in certain circumstances.  The Adviser has contractually agreed that in the event that the foregoing Fund expense limitation is not renewed, the Adviser will limit the Fund’s Class K and Y shares total annual fund operating expense to 2.25% through January 31, 2011.  During the year ended January 31, 2008, the Adviser waived investment advisory fees for the Fund of $269,549.  The Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations.  During the twelve months ended January 31, 2008, the Adviser did not recoup any expenses.  At January 31, 2008, the following amounts are subject to recoupment through January 31, 2011, January 31, 2010, and January 31, 2009, respectively.

	Expires January 31, 2011	Expires January 31, 2010	Expires January 31, 2009

Class K	$ 142,110	$ 166,751	$ 210,222
Class Y	$ 254,360	$ 269,706	$ 203,469

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution for the Class K shares of the Fund (the "Plan") which permits the Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders.  Under the Plan, the Fund’s Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class.  During the year ended January 31, 2008, the Fund incurred distribution expenses of $22,798.

6. Investment Risks

As an investor in real estate investment trusts and other public companies in the real estate industry, the Fund is subject to certain risks generally incidental to the development, ownership and management of real property.  These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

Adelante U.S. Real Estate Securities Fund

Notes to Financial Statements (continued)
January 31, 2008

7. Federal Income Tax Information

At January 31, 2008, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes was as follows:

Cost of investments	$18,541,077
Gross unrealized appreciation	$5,743,019
Gross unrealized depreciation	(2,584,788)
Net unrealized appreciation on investments	$3,158,231

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of components of distributable net earnings at January 31, 2008 were as follows:

Undistributed ordinary income	$192,964
Accumulated capital and other losses	768,090
Unrealized appreciation	3,158,231
Total accumulated earnings	$4,119,285

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral from return of capital adjustments from real estate investment trusts and losses on wash sales.

The tax components of distributions paid during the fiscal years ending January 31, 2008 and January 31, 2007 were as follows:

	Year Ended January 31, 2008	Year Ended January 31, 2007
Distributions paid from:
Ordinary income	$352,383	$213,542
Net long-term capital gains	6,109,997	8,919,000
Unrecaptured section 1250 gain	95,073	209,672
Total distributions paid	$6,557,453	$9,342,214

8. Payments to Affiliates, Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser.  During the fiscal year ended January 31, 2008, the Trust made no direct payments to its officers and paid $45,000 to its unaffiliated trustees.

9. Subsequent Event

Effective February 1, 2008, the Adviser has contractually agreed to limit certain operating expenses of Class K and Class Y shares of the Fund on an annual basis to 1.10% and 0.90%, respectively, through May 31, 2009, subject to later reimbursement by the Fund in certain circumstances.

Adelante U.S. Real Estate Securities Fund

Tax Designation (Unaudited)

The Fund hereby designates $6,205,070 as long-term capital gain distributions for the purpose of the dividends paid deduction.

Under Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of $24,274 as qualified dividend income paid during the fiscal year ended January 31, 2008.

Proxy Voting Policies and Procedures (Unaudited)

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-877-563-5327 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2007, will be available without charge, upon request, by calling 1-877-563-5327 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings (Unaudited)

The Fund will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Adelante Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adelante U.S. Real Estate Securities Fund (the portfolio constituting the Adelante Funds (the "Fund")) as of January 31, 2008, and the related statements of operations and changes in net assets and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended January 31, 2007 and the financial highlights for the years ended prior to January 31, 2008 were audited by other auditors whose report, dated March 23, 2007, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adelante U.S. Real Estate Securities Fund of the Adelante Funds as of January 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  Milwaukee, Wisconsin
  March 12, 2008

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Adelante U.S. Real Estate Securities Fund
Fund Trustee and Officer Information

Independent Trustees
Name/Age	Address	Current position held within the Fund	Principal occupation during the past five years	Number of funds overseen within the fund complex	Other directorships held outside the fund complex
William J. Klipp, 52	555 12th Street, Suite 2100 Oakland, CA 94607	Trustee since 2000	Private investor (2000-present); President and Chief Operating Officer, Charles Schwab Investment Management, Inc., an investment advisory firm (1995-1999); Executive Vice President, Schwab Funds® and Charles Schwab & Co., Inc., a financial services company (1995-1999).	1	Director of Assetmark Funds (8 portfolios)
Scott MacKillop, 56	555 12th Street, Suite 2100 Oakland, CA 94607	Trustee since 2002	President, Frontier Asset Management, LLC, (2006-present); President, U.S. Fiduciary Services, (2004-2006); President and Principal, Trivium Consulting, LLC, consulting to financial services organizations (2001-2004); President (1999-2000), Executive Vice President and Chief Operating Officer (1997-1999), Portfolio Management Consultants, Inc., consulting to financial advisors and institutions; President, ADAM Investment Services, Inc., consulting to financial advisors and institutions (1997-2000).	1	None
Kevin Malone, 60	555 12th Street, Suite 2100 Oakland, CA 94607	Trustee since 2000	President and Founder, Greenrock Research, LLC (1996-present).	1	None

Interested Trustee and Officer
* Michael A. Torres, 47	555 12th Street, Suite 2100 Oakland, CA 94607	Chairman of the Board and President since 2002, Vice President 2000-2002	Chief Executive Officer, Adelante Capital Management LLC, an investment advisory firm (2002-present); President and Co-President, Lend Lease Rosen Real Estate Securities LLC (1998-2002); President and Co-President, ERE Rosen Real Estate Securities, LLC, an investment advisory firm (1997-1998); Director, AMB Rosen Real Estate Securities, LLC, an investment advisory firm (1995-1997).	1	Marketocracy, Inc.

Officers
* Mark A. Hoopes, 43	555 12th Street, Suite 2100 Oakland, CA 94607	Vice President since 2000, Treasurer since 2003, Chief Compliance Officer since 2004	Chief Compliance Officer, Adelante Capital Management LLC, an investment advisory firm (2004-present); Principal (2002-2004); Vice President (2000-2001), Lend Lease Real Estate Investments, Inc.; Account Director, Mutual Fund Services Division, SEI Investments, Inc. (1994-2000).	1	None
* Mark J. Nuti, 49	555 12th Street, Suite 2100 Oakland, CA 94607	Secretary since 2003	Chief Operating Officer, Adelante Capital Management LLC, an investment advisory firm (2004-present); Chief Operating Officer, Lend Lease Rosen Real Estate Securities LLC, an investment advisory firm (2003-2004); Director, Senior Vice President and Chief Operating Officer, Jurika & Voyles, L.P., an investment advisory firm (1999-2003).	1	None

*
Mr. Torres, Mr. Hoopes and Mr. Nuti are "interested persons" of the Trust within the meaning of the 1940 Act by virtue of their positions with the Trust and with Adelante Capital Management LLC, the Adviser for the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust’s President,  Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees. Additional information about the Trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-563-5327.

24-25

Adelante U.S. Real Estate Securities Fund

TRUSTEES	William J. Klipp Scott MacKillop Kevin Malone Michael A. Torres

INVESTMENT ADVISER	Adelante Capital Management LLC 555 12th Street, Suite 2100 Oakland, CA 94607

ADMINISTRATOR AND FUND ACCOUNTANT	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

CUSTODIAN	UMB Bank, n.a. 928 Grand Boulevard Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

LEGAL COUNSEL	Goodwin Procter LLP Exchange Place Boston, MA 02109

DISTRIBUTOR	UMB Distribution Services, LLC 803 West Michigan Street Milwaukee, WI 53233

DIVIDEND-DISBURSING AND TRANSFER AGENT	UMB Fund Services, Inc. c/o Adelante Funds 803 West Michigan Street Milwaukee, WI 53233

This report is submitted for the general information of shareholders of Adelante Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Adelante U.S. Real Estate Securities Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund.  Read the Prospectus carefully.

LE 410 0108

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer.  A copy of the Code is available free of charge upon request by calling 1-877-563-5327.

Item 3.  Audit Committee Financial Expert

Having reviewed and discussed the background and qualification of each member of its audit committee, the Board of Trustees has determined that no member of the audit committee satisfies the definition of audit committee financial expert in Form N-CSR.  Based on this evaluation, the Board has nevertheless concluded that its audit committee members’ experience and expertise will enable them to effectively perform their oversight duties with respect to the Trust’s financial statements and the Trust’s independent auditors.

Item 4.  Principal Accountant Fees and Services

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a)	Audit Fees.
	Fiscal year ended January 31, 2008	$28,500
	Fiscal year ended January 31, 2007	$40,000

(b)	Audit-Related Fees.
None.

(c)	Tax Fees.
	Fiscal year ended January 31, 2008	$5,600
	Fiscal year ended January 31, 2007	$8,850

(d)	All Other Fees.
None.

(e)
(1)
The audit committee of the Registrant's board of directors considered whether the provision of non-audit services that was rendered to the Registrant's investment adviser and was not required to be pre-approved by the audit committee is compatible with maintaining the independence of the Registrant's principal accountant.  The audit committee receives quarterly reports on the amount and nature of such services and discusses such services and their effect on the principal accountant's independence with the Registrant's principal accountant in connection with the committee's deliberations regarding the engagement of the principal accountant.

(2)	During fiscal year 2007, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Fiscal year ended January 31, 2008	$ 0
	Fiscal year ended January 31, 2007	$ 0

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Registrant on Form N–CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N–CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a–3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	Code of Ethics.

(1)	The Code of Ethics for the principal executive and principal financial officer is available free of charge upon request by calling 1-877-563-5327.

(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the principal executive officer and principal financial officer are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adelante Funds

/s/ Michael A. Torres
Michael A. Torres
Principal Executive Officer
March 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Michael A. Torres
Michael A. Torres
Principal Executive Officer
March 26, 2008

/s/ Mark A. Hoopes
Mark A. Hoopes
Principal Financial Officer
March 26, 2008